Note 9 - Goodwill and Other Intangible, Net	12 Months Ended
Dec. 31, 2023
Notes to Financial Statements
Goodwill and Intangible Assets Disclosure [Text Block]

Note 9 – Goodwill and Other Intangible, Net

On January 4, 2021, the Bank acquired a majority ownership interest in Oakmont Capital Holdings, LLC, a multi-state equipment finance company based in West Chester, Pennsylvania with a second significant facility located in Albany, Minnesota. The Bank recognized $2.1 million of goodwill as part of the acquisition of Oakmont Capital Holdings, LLC. On August 1, 2016, Quaint Oak Insurance Agency, LLC began operations by acquiring the renewal rights to a book of business produced and serviced by an independent insurance agency located in New Britain, Pennsylvania, that provides a broad range of personal and commercial insurance coverage solutions. The Company paid $1.0 million for these rights. Based on a valuation, $515,000 of the purchase price was determined to be goodwill and $485,000 was determined to be related to the renewal rights to the book of business and deemed to be an other intangible asset. This other intangible asset is being amortized over a ten year period based upon the annual retention rate of the book of business. The balance of other intangible assets at December 31, 2023 was $125,000, net of accumulated amortization of $360,000. Amortization expense for both years ended December 31, 2023 and 2022 amounted to approximately $49,000.

Estimated amortization expense of other intangible for the remaining three years is as follows (in thousands):

2024	$49
2025	49
2026	27
Total	$125